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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------
                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): JANUARY 6, 2006

                                     0-32923
                            (Commission file number)

                           FINANCIAL MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                                       33-0198542
    (State of incorporation)                  (IRS Employer Identification No.)

      2355 MAIN STREET, SUITE 120
           IRVINE, CA 92614                              (949) 486-1711
(Address of principal executive offices)        (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 6, 2006, Financial Media Group, Inc., a Nevada corporation, ("FMG"), completed the acquisition (the "Acquisition") of WallStreet Direct, Inc., a Nevada corporation ("WSD"). The Acquisition was effected pursuant to the terms of an Agreement and Plan of Reorganization, dated September 19, 2005, (the "Agreement") by and among FMG, WSD and certain stockholders of WSD. Pursuant to the terms of the Agreement FMG acquired all of the issued and outstanding capital stock of WSD in exchange for 20,000,000 shares of FMG common stock. Upon the close WSD became a wholly owned subsidiary of FMG. Immediately after the Acquisition the former shareholders of WSD owned 20,000,000 shares of FMG or approximately 82% of the issued and outstanding shares of FMG and the current FMG shareholders owned 4,394,530 shares or approximately 18%. In addition, FMG has reserved 5,461,004 shares to be issued to WSD warrant holders upon the exercise of up to 2,730,502 Class A Warrants at an exercise price of $1.16 per share and up to 2,730,502 Class B Warrants at an exercise price of $1.74 per share.

As part of the Acquisition Diego Moya and Dr. Conrad Loreto each resigned from their positions as a director of FMG, and Mr. Khazali resigned as Chief Executive Officer of FMG. Mr. Albert Aimers, Chairman of the Board of WSD, was appointed Chairman of the Board and Chief Executive Officer of FMG and Mr. Khazali was appointed as Chief Operating Officer. Mr. Nick Iyer, President and director of WSD was appointed a director of FMG

Further information about WSD, FMG and certain related matters is included in this Item 2.01 below.

OVERVIEW

WallStreet Direct, Inc. ("WSD" or "The Company") is a financial media company focused on applications that empower the global investment community to collaborate directly with publicly traded companies. The Company owns www.wallst.net ("WallSt.net") a financial media website. On January 5, 2005, the Company was incorporated in the state of Nevada. On January 15, 2005 the Company acquired 100% of the outstanding shares of Digital WallStreet, Inc. ("Digital"), the operating entity of the Company and owner and operator of wallst.net, in exchange for a $3,000,000 promissory note due and payable on January 31, 2010. Following the acquisition of Digital, the Company expanded its services to include investor conferences, and a newspaper that is written and designed for investment professionals, as well as acquiring ownership of the wallst.net brand, for which Digital will remain the operating entity.

wallst.net, to date, has accumulated 500,000 unique visitors and approximately 60,000 active members comprised of retail investors and members of financial institutions. The website offers its members interviews with management of publicly traded companies, stock quotes and other financial data, an online newsletter, message boards, and other financial tools designed to aid in investment decision-making processes. The site, in essence, is a one-stop resource for retail and institutional investors.

wallst.net is a strong competitor in its industry, principally because of the caliber of companies that have conducted interviews for the site. Featured companies include General Motors, Sun Microsystems, UPS, and Ingram Micro, Inc. just to name a few.

In addition to its online platform, Company has also developed a print newspaper, which, to date has been distributed to more than 10,000 investment professionals across the United States. In addition to receiving advertising revenue, the newspaper benefits from its wide distribution, name recognition and editorial content. The Company has also organized several conferences, which have generated considerable attention from the investment community and from publicly traded companies. Presenting companies have included, among others, Magnetek Inc., IPIX Corp., Aerogen, Inc. and MFIC Corp. These conferences serve to build revenues through registration fees and also have become an integral element of the Digital's efforts to build the wallst.net brand since its inception in 2002.

Looking ahead, the Company envisions itself as a full-service investment portal, offering its membership audio/video platforms, financial tools and wireless initiatives. Similar to CBS MarketWatch and Dow Jones, Inc., WSD intends to be a global provider of financial tools and information, empowering the investment community and serving as a liaison between publicly traded companies and their investors.

The Company has set in motion a plan to diversify itself across some of the most underserved niche media markets today and establish a leadership position across several vertically integrated markets. These niche markets including the Company's audio/visual platforms, investment conferences and print newspaper have all demonstrated success to date and have proven that they can significantly add to both top-line and bottom line growth.

The Company believes that the approach is novel in its ability to tap these niche markets and establish a leadership position in a relatively short period of time. The opportunities for WSD are numerous, combining several of the most exciting and innovative media and financial services today.

Research has shown that more and more investors are looking to the Internet as their primary informational source. WSD has already demonstrated success through wallst.net, accumulating more than 60,000 subscribers, its investment conferences, advertising programs, comprehensive financial tools and print publications. Management is confident that WSD is on the right path to vertically integrate several key markets and become a premier resource in the investment community.

BUSINESS

BACKGROUND

WSD is a financial media company focused on applications that empower the retail and professional investment communities to collaborate directly with publicly traded companies from around the world.

The primary revenue for The Company is promotion and advertising related to marketing public companies and professional investment concerns. This is largely
facilitated   through  the  three  product  lines.

      1)    Our financial website www.wallst.net
      2)    Our Investment conferences
      3)    Print Publications and Newspaper.

These divisions are designed to both compliment and vertically integrate the entire Company. The primary focus for the Company is to provide tools for the financial community to research and collaborate in order better their decisions and valued add their investment decision-making processes.


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WallStreet Direct, Inc. was incorporated in the State of Nevada in 2005 with the mission of establishing itself as a financial media Company specializing in a premier provider of financial news, tools and original, compelling content for
the  global  investment  community.   Since  its  inception,   the  Company  has
implemented a strategy that positions the Company in a unique and growing niche market on the Internet and in print. The Company's flagship website, wallst.net, has profiled hundreds of publicly traded companies through in-depth, informative executive interviews. The website has gained a loyal following of more than 500,000 unique visitors and 60,000 active members, and is frequently referenced by both casual retail investors and investment professionals from around the world.

wallst.net serves as a one-stop resource for retail and institutional investors. Unlike many of our competitors, wallst.net stands apart from its competition in our specialization of audio interviews and because of our key intense focus on editorial merit of interviews. Within two years of its inception, we have featured exclusive audio interviews in some of the largest and most successful publicly traded global companies such as General Motors, Sun Microsystems, Taser International, UPS, Ingram Micro, Inc., Schnitzer Steel Industries, Inc., and Monster Worldwide, Inc. The Company has now become a stable of interviews with some of the largest companies in the world.

Management believes that our other key difference is our innovative database and tracking system, which allows our client base to track the progress of their advertising campaigns. Our IT professionals have developed one of the most unique, proprietary tracking and database platforms

MARKET OPPORTUNITY


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Financial   media  is  operating  under  a  new  environment  and  requires  new
approaches.   WSD  services  offer  complete  end-to-end   solutions  delivering
straight-from-the-source communications that combine audio, video and multimedia platforms. WSD offers a full range of options to provide both live and archived
Internet    broadcasts   of   companies'   events   including   audio,    video,
teleconferencing, and transcripts of web cast interviews to enrich the viewers' experience.

SEVERAL FACTORS BOLSTERING THE COMPANY'S GROWTH PROSPECTS:

      REGULATORY PRESSURES CONTINUE TO BUILD: Regulation Fair Disclosure and the Sarbanes-Oxley Act have changed the landscape of media relations dramatically forcing companies to re-evaluate the methods they use to communicate with investors. These regulations have also put the spotlight on Web-based disclosure and have turned web casting and Web sites into mission-critical applications. In the wake of these regulatory changes, investors are looking to get more of their information directly from the Company.

      MORE DEMANDING INVESTORS: The recent wake of corporate scandals has resulted in declining investor confidence and heightened demands to make publicly traded companies more transparent. Investors today expect more financial and non-financial data than ever before. With the widespread use of the web as a timely, low-cost means of disseminating information, both regulatory bodies and investors have grown more aggressive in their demands for fair and timely access to unfiltered Company information.

      INVESTORS USE WEB SITES AND PREFER E-MAIL: In a study conducted by Kraker & Company, over 40% of the analysts surveyed said they use corporate Web sites daily. According to a 2003 IR Magazine survey, 80% of buy side investors and 92% of sell-side analysts prefer to receive Company information via e-mail and over half prefer information delivered via the Internet.

      INVESTORS WANT OPEN AND TRANSPARENT COMPANIES According to a 2002 McKinsey & Co. Global Investors Opinion Survey, 80% of investors responded that they would pay a premium for companies that are visibly well governed.


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THE  COMPANY'S  BUSINESS  MODEL IS BASED ON  SERVING  TWO  COMPLEMENTARY  TARGET
MARKETS.

TARGET MARKET ONE - SMALL CAP COMPANIES SEEKING BETTER EXPOSURE TO INVESTORS Small and micro cap companies do not receive the same coverage as large public companies. Over the last few years, the Internet has become a cost-effective solution to enhance their profile, but many small and micro cap companies have lacked the skills and knowledge to take full advantage of this opportunity. This had led to the outsourcing of Internet related services. Requirements of small and micro cap companies are broad and range from the design, development and maintenance of investor awareness oriented websites to the creation of effective on-line advertising campaigns. WSD has become a significant provider of these types of services.

TARGET MARKET TWO - INVESTORS SEEKING RELIABLE AND EXTENDED INFORMATION Investors have difficulty obtaining timely, accurate investment information on small and micro cap companies due to a lack of objective news sources. Most media organizations, investment firms and brokerage houses tend to focus a significant majority of their attention on larger public companies. As a result, small and micro cap investors have not had access to the level of non-biased third party information or traditional sources of Company research reports they desire. This lack of information is coupled with the increasing shift of investors from traditional retail brokerages to discount and on-line
alternatives.   This  shift  has  created  an  increased  interest  in  personal investment research on the part of individual investors. However, investor interest in the small and micro cap sectors has not been accompanied by an increased coverage of the small and micro cap sectors by traditional media, traditional brokerage firms or alternative on-line and discount investment service providers. As a result, investors have turned to other resources on the Internet as a method of obtaining the timely financial information needed to make investment decisions. Our subscriber base is widely spread geographically in the United States, Canada and abroad and includes investors from many facets including - retail investors, non-accredited and accredited investors, lawyers, brokers, accountants, senior management of publicly traded companies and other members of financial communities.

To meet the needs of two complementary target markets, WSD has undertaken many strategic initiatives, which have the potential for growth and profitability. In order to facilitate a nucleus for these target markets, we utilize wallst.net, which provides a wide range of services to investors interested in small and micro cap companies and markets. A significant feature which differentiates our website from other financial websites is use of our expertise in the areas of multi-media, journalism and investor awareness. Services on the site are currently offered to members on a free trial basis and we are projecting future revenues will arise from the conversion of viewers of the site into purchasers of subscription-based services. In addition to web-based solutions, we also provide senior management of publicly traded companies various other platforms to communicate and interact with retail investors and other members of financial communities. These platforms include our newspaper or print media, small cap conferences and seminars, which are held throughout the year in major cities like New York, Los Angeles, etc.

By satisfying its viewers' investment information needs, WSD seeks to become the dominant single source of small and micro cap multi-media information center on the Internet. Our website is designed to provide users with a stimulating interactive experience, which encourages them to return to the website on a frequent basis. The essence of our staff's effort is to provide an on-line home which wins the loyalty of viewer members. The information on our website


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includes  detailed profiles of companies,  industry news, stock quotes,  charts, daily market reports, news releases and other investment tools. Content is usually based around themes of interest and is displayed as audio/video interviews of senior management of publicly traded companies, editorials, newsletters, small cap conferences & seminars, news, etc.

Companies featured and profiled on our website are multi-tiered and includes both general interest and industry-specific areas including:

       Biotech/Healthcare;
       Computers/Telecommunications;
       Consumer Goods; Energy/Resources;
       Financial Services;
       Food & Beverage;
       Insurance;
       Internet;
       Leisure/Entertainment;
       Manufacturing; Precious Metals
       Services and Transportation

The Company intends to become a primary facilitator between senior management of micro and small cap companies and investors looking for high growth investment opportunities through integration of investor awareness and multi media. We have successfully carried out assignments for many well-known names in small cap universe. In addition, we have had the privilege of serving larger cap companies such as Domino's Pizza, General Motors, and Sun Microsystems.

INVESTOR AWARENESS:
One of our most significant and profitable operations is providing full-service financial media consulting to privately held and publicly traded companies with customized investor awareness programs. Our years of experience in navigating the public markets provide clients with relevant statistics and information on their corporate image, investor out-reach programs and media strategies. As a result of our services and consulting assignments we are able to generate awareness of publicly traded companies in the media and financial communities. We pride ourselves on our expertise in building relationships between public companies and the active investment community through several key platforms:

(a) Audio & Video of Interviews of Senior Management
(b) Press Release Dissemination
(c) Newsletters & Editorials
(d) Small Cap Conferences & Seminars
(e) Print Publications

We work closely with our clients to provide them opportunity to reach out and effectively communicate to more than 500,000 unique visitors and 60,000 active members or a pre-qualified audience of investors who have specifically opted-in to receive information about high growth investment opportunities.


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

(a) AUDIO & Video of Interviews  of Senior  Management:  The site  currently has
60,000 users and prospective members register on to listen to one of our interviews with a well-established, publicly traded Company. We typically will put out a press announcing the audio interview with a tier one Company to aid in the awareness of the conducted interview. These audio interviews become the staple of the entire site as it is our freshest, and most compelling content. This is the engine, which continues to drive our traffic

(B) PRESS RELEASE DISSEMINATION: We are determined to provide the best distribution possible at a fair price to enhance investor awareness and increase interest in a Company's stock. Since every Company has different needs, we have designed our press release packages to deliver quality editorial content and a cost-effective platform to reach the masses. Our press releases have helped both small-cap companies and larger publicly traded entities gain exposure and increase their investment communities.

(C) NEWSLETTERS & EDITORIALS: Our editorial staff offers a high quality and enriched newsletter and on companies we profile on wallst.net. We produce our Weekly stock Bulletin, which includes weekly financial commentary as well as profiles on ten companies that we have profiled. Management believes that this will add to the long-term value of the site. The newsletter is another platform to drive advertising revenues, and serves as an integral component of our investor awareness campaigns.

(D) SMALL CAP CONFERENCES & SEMINARS: Unique and effective platform for senior management to network with members of financial community, lawyers, accountants and senior management of other companies.

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

(E)  PUBLICATIONS:  The  Company  aims to be the  leading  source  of  strategic
information,   intelligence  and  editorial  content  for  senior  managers  and institutional and individual investors. The first issue of our business newspaper, wallst.net Digest was launched in November 2004 and was distributed to more than 7000 investment professional nationwide.

The Company intends to be an integrated print and online operation, aiming to give greater insight into publicly traded companies and their CEOs' visions. The newspaper will be printed monthly from Irvine, California as a 40-page dossier. The newspaper will be available for a subscription fee ranging from $60.00 per year, which is subject to change depending on the demand going forward.

The Company intends to distribute the newspaper through our own distribution channels, initially targeting members of financial communities and subsequently expanding our target audience to general public. We also anticipate increase in advertising revenue from this venture, which is subject to our success in publishing, distributing and expanding in a cost-effective manner.

ADVERTISING:

WSD currently serves many corporate clients, and offers them a one-stop solution for their Internet corporate disclosure and corporate advertising requirements. Clients can sign a short or longer-term agreement, and are featured on our website, newsletter and email disseminations thereby gaining exposure to our users and enlarging the scope of their own investment community. We update our websites with corporate information helping satisfy SEC requirements for continuous disclosure on the Internet. Management expects this area of business to grow in light of recent SEC pronouncements requiring improved Internet disclosure for our subscribers and clients, which will cause an increase in the appeal of this offering. Revenues derived from the website include banner and button advertising on the website and on targeted communications to our community. Other advertising sources are from press release dissemination, weekly newsletter, and free email access to all subscribers and small cap conferences. We intend to maintain both the quality and size of the community and the range of products we offer. Our Proprietary Banner management system works similar to our audio tracking system only in reverse. While our system will provide good data to advertisers, the purpose is to empower our clients to modify their advertisings to more productive direct responses.


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LEVEL II QUOTES

Another platforms currently in development, which will allow for the establishment of real time Level II feeds. Management believes that the retail investment community is becoming more and more sophisticated. The demand across the spectrum for Level II data is swelling. Management believes that it's growth will be increased by being one of the first to offer this data for the broader networks.

COMMUNITY:

ONLINE

Our online flagship is wallst.net. The site is becoming one of the industry leaders in CEO interviews, quotes, charts, proprietary email platforms, wire and press release services, news and company commentary and level 2 quotes.
Wallst.net news and press releases are picked up by leading search engines including Yahoo, Bloomberg, Dow Jones, Reuters, CNBC, MSN, and CBS MarketWatch, as well as many major media outlets such as The Washington Post, the Los Angeles Times and The New York Times.

EMAIL PLATFORM

Wallst.net has developed a proprietary web mail platform similar those on Yahoo, MSN/Hotmail and Mail.com. Management believes that the advantage of this platform will be the availability of an attractive vanity email address, for example John@wallst.net. It is believed that once this is properly rolled out it will be very successful within the financial community similar to other vocational email platforms such as Dr.com, Consultant.com, Engineer.com, Accountant.com, Hairdresser.com, and Lawyer.com.

EMPLOYEES

As of January 10, 2006, we employed 26 people on a full-time basis. Management consists of three people, our sales department consists of 13 people, the editorial staff consists of four people, our tech department consists of four people and we have an administration staff of two people.

REGULATORY ISSUES

We are not subject to governmental regulation in our Internet publishing efforts, nor do we know of any pending legislation or regulation, which may impose regulatory requirements on out Internet activities, other than privacy laws. We believe that we are in compliance in all material respects with all laws, rules, regulations and requirements that affect our business, and that compliance with such laws, rules, regulations and requirements does not impose a material impediment on our ability to conduct our business.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements can be identified by the use of predictive, future-tense or forward-looking terminology such as "believes," "anticipates," "expects," "estimates," "plans," "may," "intends," "will," or similar terms. These statements appear in a number of places in this report and include statements regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things: (i) trends affecting the Company's financial condition or results of operations, (ii) the Company's business and growth strategies, (iii) the Internet and Internet commerce, and (iv) the Company's financing plans.
Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. The preceding discussion of the financial condition and results of operations of the Company should be read in conjunction with the financial statements and notes related thereto included elsewhere in this report.

DESCRIPTION OF PROPERTY

INTELLECTUAL PROPERTY, PROPRIETARY RIGHTS AND DOMAIN NAMES
The Company owns the domain names www.wallst.net and www.18004wallst.com. The Company believes its ownership of these domain names gives it adequate protection over them and it intends to keep them in its possession.


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

Other intellectual property is protected through a combination of trademark law, trade secret protection and confidentiality agreements with our employees, customers, independent contractors, agents and vendors. The Company pursues the registration of its domain names, trademarks and service market in the United States and internationally. Effective trademark, service mark, copyright and trade secret protection may not be available in every country in which the Company's services and products are made available on-line. The Company creates some of its own content and obtains the balance of its content from third parties. It is possible that it could become subject to infringement actions based upon the content obtained by third parties. In addition, others may use this content and the Company may be subject to claims from its licensors. The Company currently has no patents or patents pending and does not anticipate that patents will become a significant part of its intellectual property in the future. The Company enters into confidentiality agreements with its employees and independent consultants and has agreements with its employees and independent consultants and has instituted procedures to control access to and distribution of its technology, documentation and other proprietary information and the proprietary information of others from who it licenses content. The steps it takes to protect its proprietary rights may not be adequate and third parties may infringe or misappropriate the trademarks, service marks and similar proprietary rights. In addition, other parties may assert claims of infringement of intellectual property or alter proprietary rights against the Company. The legal status of intellectual property on the Internet is currently subject to various uncertainties as legal precedents have not been set and are still to be determined in many areas of Internet law.

CORPORATE OFFICES

The Company's corporate offices consist of 4,322 sq. feet of office space in a brick and glass modern building in Irvine, California. The Company has a two year lease expiring in August 2007 at a monthly rental of $9,338. The Company's facilities are fully used for current operations.

ACQUISITION OF DIGITAL AND RELATED PARTY TRANSACTION

On January 5, 2005, Albert Aimers, Nick Iyer and Hak Leng Sok formed the Company. On January 15, 2005 the Company acquired all of the capital stock of Digital WallStreet Inc. from Albert Aimers, its principle shareholder, in exchange for a $3 million promissory note (the "Note") to Mr. Aimers. The Note carries interest at 6% per annum and is due and payable on January 31, 2010.

RISKS FACTORS

You should carefully consider the risks described below, as well as other information in this report, when evaluating our business and future prospects. If any of the following risks actually occur, the Company's business, financial condition and results of operations could be seriously harmed. In that event, the market price of our common stock could decline and stockholders could lose all or a portion of the value of their investment in FMG's common stock.

RISKS RELATED TO OUR BUSINESS:

THE DIMINUTION OR LOSS, MISAPPROPRIATION OR LEGAL CLAIMS ON THE BRAND NAME "WALLST.NET" WOULD HAVE A MATERIAL ADVERSE AFFECT ON OUR BUSINESS.

We are highly dependent on our brand name "Wallst.net" for the success of our venture. We believe the diminution or loss, misappropriation of our existing proprietary rights or claims of infringement or legal actions related to intellectual property of "Wallst.net" brand name, or any other negative market or industry perception arising from these, would have a material adverse effect on our business.

We currently rely on contractual rights, copyrights, trademarks and trade secrets to protect our intellectual property rights. We do not hold any patents. There can be no assurance that our means of protecting our proprietary rights will be adequate or that our competitors will not independently develop comparable or superior technologies or obtain unauthorized access to our proprietary technologies.

We hold the Internet domain name www.wallst.net. Under current domain name registration practices, no one else can obtain an identical domain name, but someone might obtain a similar name, or the identical name with a different suffix, such as ".org", or with a country designation. The regulation of domain names in the United States and in foreign countries is subject to change, and we could be unable to prevent third parties from acquiring domain names that infringe or otherwise decrease the value of our domain names.

OUR OPERATING RESULTS MAY FLUCTUATE SIGNIFICANTLY IN THE FUTURE AS A RESULT OF A VARIETY OF FACTORS, MANY OF WHICH ARE OUTSIDE OUR CONTROL. THESE FACTORS
INCLUDE:

      the early stage of our development;
      the level of web usage;
      traffic levels on our web site, which can fluctuate significantly as a result of business and financial news events;
      the demand for advertising on our web site as well as on the web in general;
      changes in rates paid for web advertising resulting from competition or other factors;
      our ability to enter into or renew key agreements;
      the amount and timing of our costs related to our marketing efforts or other initiatives;
      fees we may pay for distribution or content agreements or other costs we incur as we expand our operations;
      new services introduced by us or our competitors;
      competitive factors;
      technical difficulties or system downtime affecting the web generally or the operation of our web site;
      or
      economic conditions specific to the web as well as general economic conditions.

We expect that over time our revenues will come from a mix of investor awareness work, advertising, content licensing, membership driven e-commerce and newspaper subscription service fees. However, we expect to be substantially dependent on investor awareness work and advertising revenues for the foreseeable future. Therefore, our revenues and operating results are likely to be particularly affected by the level of our ability to win various investor awareness mandates and advertising proposals going forward. Our cost structure could also change dramatically as we scale up our operations in each business segment we intend to operate. Any shortfall in our revenues would have a direct impact on our operating results going forward and these fluctuations could negatively affect the value of common stock in a manner unrelated to our long-term operating performance.

WE COULD EXPERIENCE SEASONAL AND CYCLICAL FACTORS INCLUDING BUT NOT LIMITED TO ECONOMY, STOCK MARKET CONDITION AND GEO-POLITICAL RISKS ON OUR BUSINESS.

We believe that investor relations budget and advertising sales, generally tend to be limited during economic downturn, recession, bear market, decline in consumer confidence and increase in geo-political risks. Financial media industry follows the same seasonal patterns as those in the traditional media, we may experience lower revenues subject to deteriorating economic and market conditions. Furthermore, traffic levels on our web site typically fluctuate with the occurrence of significant events in the business and financial news, such as fluctuations in the stock markets, changes in geo-political situations, major news and events related to business, companies that could cause changes in our audience size.

THERE IS INTENSE COMPETITION FOR WEB-BASED BUSINESS AND FINANCIAL CONTENT AND WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY.

Many web sites compete for consumers' and advertisers' attention and spending, particularly in the business and financial information and news area. We expect this competition to continue to increase. We compete for investor relation campaign, advertisers, users and content providers with many types of companies:

      publishers and distributors of traditional media, including television, radio and print, such as The WallStreet Journal, CNN and CNBC;
      general purpose consumer online services such as America Online and Microsoft Network;
      online services or web sites targeted to business, finance and investing needs, such as TheStreet.com and Motley Fool; and web retrieval and other web "portal" companies, such as Excite, Infoseek, Lycos, Yahoo! and America Online.

Increased competition could result in price reductions, reduced margins or loss of market share, any of which would adversely affect our business.

WE WILL NEED TO ESTABLISH AND MAINTAIN STRATEGIC RELATIONSHIPS WITH OTHER WEB SITES TO ATTRACT USERS, ADVERTISERS AND CONTENT

We depend on establishing and maintaining distribution relationships with high-traffic web sites for a significant portion of our traffic. There is intense competition for placements on these sites, and we may not be able to enter into such relationships on commercially reasonable terms or at all. Even if we enter into distribution relationships with these web sites, they themselves may not attract significant numbers of users. Therefore, our site may not receive additional users from these relationships. Moreover, we may have to pay significant fees to establish these relationships.

Occasionally we enter into agreements with advertisers, content providers or other high traffic web sites that require us to exclusively feature these parties in certain sections of our web site. Existing and future exclusivity arrangements may prevent us from entering into other content agreements, advertising or sponsorship arrangements or other strategic relationships. Many companies we may pursue for a strategic relationship also offer competing services. As a result, these competitors may be reluctant to enter into strategic relationships with us. Our business could be adversely affected if we do not establish and maintain additional strategic relationships on commercially reasonable terms or if any of our strategic relationships do not result in increased use of our web site.

WE ARE SIGNIFICANTLY INFLUENCED BY OUR OFFICERS, DIRECTORS AND ENTITIES AFFILIATED WITH THEM.

In the aggregate, ownership of FMG shares by management represents approximately 71% of issued and outstanding shares of common stock. These shareholders, if acting together, will be able to significantly influence all matters requiring approval by shareholders, including the election of directors and the approval of mergers or other business combinations transactions. Our future performance is dependent on the ability to retain key personnel. The Company performance is substantially dependent on the performance of senior management and key technical personnel. In particular, the Company's success depends on the continued efforts of its senior management team. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the Company's business, results of operations and financial condition.

Future success also depends on the continuing ability to retain and attract highly qualified technical, editorial and managerial personnel. The Company anticipates that the number of employees will increase in the next 12 months. Wages for managerial and technical employees are increasing and are expected to continue to increase in the foreseeable future due to the competitive nature of this job market. The Company has experienced difficulty from time to time in attracting the personnel necessary to support the growth of its business, and there can be no assurance that it will not experience similar difficulty in the future. The inability to attract and retain the technical and managerial personnel necessary to support the growth of its business could have a material adverse effect upon the Company's business, results of operations and financial condition.

WE DEPEND ON OUR DIRECT SALES FORCE TO SELL ADVERTISING ON OUR WEB SITE

We have created our own internal sales force. As of January 10, 2006, our sales group had 13 members. We depend on our sales force to sell advertising on our web site. This involves a number of risks:

      our sales personnel have only worked for us for a short period of time; our need to further increase the size of our sales force;
      our ability to hire, retain, integrate and motivate additional sales and sales support personnel;
      the length of time it takes new sales personnel to become productive;
      and the competition we face from other companies in hiring and retaining sales personnel.

Our business would be adversely affected if we do not develop and maintain an effective sales force.

WE DEPEND ON ADVERTISERS FROM THE FINANCIAL INDUSTRY AND WE MAY NOT SUCCEED IN ATTRACTING ADVERTISERS FROM OTHER INDUSTRIES

Publicly traded companies have accounted for the substantial majority of our advertising revenues. We will need to sell advertising to customers outside our client base in order to increase our revenues. To date, relatively few advertisers from industries other than publicly traded companies and financial industries have devoted a significant portion of their advertising budgets to web advertising. If we do not attract advertisers from other industries, our business could be adversely affected.

OUR SYSTEMS MAY NOT BE ABLE TO ACCOMMODATE INCREASES IN THE NUMBER OF USERS OF OUR SERVICES

In the past, our web site has experienced significant increases in traffic when there are noteworthy business or financial news stories. In addition, the number of our users has continued to increase over time and we are seeking to further increase our user base. Therefore, our web site must accommodate a high volume of traffic and deliver frequently updated information. Our web site has in the past and may in the future experience slower response times or other problems for a variety of reasons.

Our web site could experience disruptions or interruptions in service due to the failure or delay in the transmission or receipt of this information. In addition, our users depend on Internet service providers, online service providers and other web site operators for access to our web site. Each of them has experienced significant outages in the past, and could experience outages, delays and other difficulties due to system failures unrelated to our systems. These types of occurrences could cause users to perceive our web site as not functioning properly and therefore cause them to use other methods to obtain their business and financial news and other information.

IF WE DO NOT DEVELOP NEW AND ENHANCED SERVICES AND FEATURES FOR OUR WEB SITE, WE MAY NOT BE ABLE TO ATTRACT AND RETAIN A SUFFICIENT NUMBER OF USERS

We believe that our web site will be more attractive to advertisers if we develop a larger audience comprised of demographically favorable users. Accordingly, we intend to introduce additional or enhanced services in the future in order to retain our current users and attract new users. If we introduce a service that is not favorably received our current users may not continue using our service as frequently. New users could also choose a competitive service over ours.

We may also experience difficulties that could delay or prevent us from introducing new services. Furthermore, these services may contain errors that are discovered after the services are introduced. We may need to significantly modify the design of these services on our web site to correct these errors. Our business could be adversely affected if we experience difficulties in introducing new services or if users do not accept these new services.

WE NEED AND MAY BE UNABLE TO OBTAIN ADDITIONAL FUNDING ON SATISFACTORY TERMS, WHICH COULD DILUTE OUR STOCKHOLDERS OR IMPOSE BURDENSOME FINANCIAL RESTRICTIONS ON OUR BUSINESS.

The development of our product candidates will require a commitment of substantial funds in excess of the proceeds of from the Private Offering to conduct the costly and time-consuming research, pre-clinical and clinical testing necessary to obtain regulatory approvals and bring our products to market. Our future capital requirements will depend on many factors, including: the progress of our research and development programs; the progress, scope and results of our pre-clinical and clinical testing; the time and cost involved in obtaining regulatory approvals; the cost of manufacturing our product candidates; the cost of prosecuting, defending and enforcing patent claims and other intellectual property rights; competing technological and market developments; and our ability to establish and maintain collaborative and other arrangements with third parties to assist in bringing our products to market and the cost of such arrangements.

We will need to raise substantial additional capital to fund our future operations. We cannot be certain that additional financing will be available on acceptable terms, or at all. In recent years, it has been difficult for companies to raise capital due to a variety of factors, which may or may not continue. To the extent we raise additional capital through the sale of equity securities, the ownership position of our existing stockholders could be substantially diluted. If additional funds are raised through the issuance of preferred stock or debt securities, these securities are likely to have rights, preferences and privileges senior to our common stock. Fluctuating interest rates could also increase the costs of any debt financing we may obtain.

Failure to successfully address ongoing liquidity requirements will have a material adverse effect on our business. If we are unable to obtain additional capital on acceptable terms when needed, we may be required to take actions that harm our business and our ability to achieve cash flow in the future, including possibly the surrender of our rights to some technologies or product opportunities, delaying our clinical trials or curtailing or ceasing operations.

OUR FAILURE TO MANAGE GROWTH EFFECTIVELY COULD IMPAIR OUR BUSINESS.

Our business strategy envisions a period of rapid growth that may put a strain on our administrative, operational resources and funding requirements. Our ability to effectively manage growth will require us to continue to expand the capabilities of our operational and management systems and to attract, train, manage and retain qualified engineers, technicians, salespersons and other personnel. There can be no assurance that we will be able to do so, particularly if our losses continue and we are unable to obtain sufficient financing. If we are unable to successfully manage our growth, our business, prospects, financial condition and results of operations could be adversely affected.

WE OPERATE WITHIN A HIGHLY COMPETITIVE AND COMPLEX MARKET THAT IS DIRECTLY OR INDIRECTLY AFFECTED BY MARKET RISKS AND REGULATIONS.

Financial media is extremely competitive and fragmented industry. The industry can be significantly affected by many factors, including changes in local, regional, and national economic conditions, changes in consumer preferences, brand name recognition, marketing and the development of new and competing financial media Company. We expect that existing businesses that compete with us and have greater financial resources than us will be able to undertake more extensive marketing campaigns and more aggressive advertising sales policies than us, thereby generating more attention to their Company and website. These competitive pressures could have a material adverse effect on our business, prospects, financial condition, and results of operations.

RISKS RELATED TO OUR INDUSTRY

WE DEPEND ON THE CONTINUED GROWTH IN THE USE OF THE WEB, PARTICULARLY FOR FINANCIAL NEWS AND INFORMATION

Our business depends on consumers continuing to increase their use of the web for obtaining news and financial information as well as for conducting commercial transactions. The rapid growth and use of the Internet is a recent phenomenon. As a result this acceptance and use may not continue to develop at historical rates. Web usage may be inhibited for a number of reasons, such as:

       inadequate network infrastructure;
       security concerns;
       inconsistent quality of service; and
       availability of cost-effective, high-speed service.

If web usage grows, the Internet infrastructure may not be able to support the demands placed on it by this growth or its performance and reliability may decline. In addition, web sites have experienced interruptions in their service as a result of outages and other delays occurring throughout the Internet network infrastructure. If these outages or delays frequently occur in the future, web usage, as well as usage of our web site, could grow more slowly or decline.

WE DEPEND ON THE SALE OF ADVERTISEMENTS ON OUR WEB SITE AND IF WEB ADVERTISING DOES NOT BECOME ACCEPTED, OUR BUSINESS WOULD BE HARMED

We expect to derive a substantial amount of our revenues from advertising for the foreseeable future. No standards have been widely accepted to measure the effectiveness of web advertising. If such standards do not develop, existing advertisers may not continue their current levels of web advertising. Furthermore, advertisers that have traditionally relied upon other advertising media may be reluctant to advertise on the web. Advertisers that already have invested substantial resources in other advertising methods may be reluctant to adopt a new strategy. Our business would be adversely affected if the market for web advertising fails to develop or develops more slowly than expected. Different pricing models are used to sell advertising on the web. It is difficult to predict which, if any, will emerge as the industry standard. This makes it difficult to project our future advertising rates and revenues. For example, advertising rates based on the number of "click throughs," or user requests for additional information made by clicking on the advertisement, instead of rates based solely on the number of impressions, or times an advertisement is displayed, could adversely affect our revenues because impression-based advertising comprises a substantial majority of our current advertising revenues. Our advertising revenues could be adversely affected if we are unable to adapt to new forms of web advertising. Moreover, "filter" software programs that limit or prevent advertising from being delivered to a web user's computer are available. Widespread adoption of this software could adversely affect the commercial viability of web advertising.

GOVERNMENT REGULATION AND LEGAL UNCERTAINTIES RELATING TO THE WEB COULD HINDER THE POPULARITY OF THE WORLD WIDE
WEB

There are currently few laws or regulations that specifically regulate communications or commerce on the web. However, laws and regulations may be adopted in the future that address issues such as user privacy, pricing, and the characteristics and quality of products and services. For example, the telecommunications act sought to prohibit transmitting certain types of information and content over the web. Several telecommunications companies have petitioned the federal communications commission to regulate Internet service providers and online services providers in a manner similar to long distance telephone carriers and to impose access fees on these companies. This could increase the cost of transmitting data over the Internet. Moreover, it may take years to determine the extent to which existing laws relating to issues such as property ownership, libel and personal privacy are applicable to the web. Any new laws or regulations relating to the web could adversely affect our business.

WEB SECURITY CONCERNS COULD HINDER INTERNET COMMERCE.

The need to securely transmit confidential information over the Internet has been a significant barrier to electronic commerce and communications over the web. Any well-publicized compromise of security could deter more people from using the web or from using it to conduct transactions that involve transmitting confidential information, such as stock trades or purchases of goods or services. Because many of our advertisers seek to advertise on our web site to encourage people to use the web to purchase goods or services, our business could be adversely affected.
We may also incur significant costs to protect against the threat of security breaches or to alleviate problems caused by such breaches.

WE COULD FACE LIABILITY FOR THE INFORMATION DISPLAYED ON OUR WEB SITE

We may be subjected to claims for defamation, negligence, copyright or trademark infringement or based on other theories relating to the information we publish on our web site. These types of claims have been brought, sometimes successfully, against online services as well as other print publications in the past. We could also be subjected to claims based upon the content that is accessible from our web site through links to other web sites.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company's common stock, par value, $0.001 per share ("Common Stock") is traded on the Over the Counter NASDAQ Electronic Bulletin Board ("OTC") under the symbol "FNGP.OTCBB" The following table sets forth, for the period indicated, the range of high and low closing prices reported by the OTC. Such quotations represent prices between dealers and may not include markups, markdowns, or commissions and may not necessarily represent actual transactions.

Fiscal Year Ending August 31, 2004              High Bid               Low Bid
----------------------------------              --------               -------
   Quarter Ending November 30, 2003             $0.10                  $0.015
   Quarter Ending February 28, 2004             $0.10                  $0.04
   Quarter Ending May 31, 2004                  $0.08                  $0.02
   Quarter Ending August 31, 2004               $0.006                 $0.007

Fiscal Year Ending August 31, 2005
   Quarter Ending November 30, 2004             $0.78                  $0.30
   Quarter Ending February 28, 2005             $1.20                  $0.35
   Quarter Ending May 31, 2005                  $0.74                  $0.15
   Quarter Ending August 31, 2005               $0.25                  $0.17

Fiscal Year Ending August 31, 2006
   Quarter Ending November 30, 2005             $1.46                  $0.17
   As of January 10, 2006                       $1.40                  $0.70


Holders

On January 10, 2006, there were approximately 540 shareholders of record of the Registrant's common stock.

On December 2, 2004, the Registrant's stockholders approved an amendment to the Registrant's Articles of Incorporation to a reverse-split of the Registrant's issued and outstanding common stock 100 to 1.

The total aggregate number of shares of all classes of capital stock, which the Registrant has authority to issue is 305,000,000 of which 300,000,000 are shares of common stock, $0.001 par value and 5,000,000 are shares of preferred stock, $0.001 par value. On January 10, 2006 there were approximately 24,394,530 shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding.

Dividends

The Company has not declared any cash dividends since inception and does not anticipate paying any dividends in the foreseeable future. The payment of dividends is within the discretion of the Board of Directors and will depend on the Company's earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit the Company's ability to pay dividend on its Common Stock other than those generally imposed by applicable state law.


DIRECTORS AND EXECUTIVE OFFICERS, MANAGEMENT OF FMG.

Set forth below is information with respect to our directors and executive officers as of January 10, 2006.

NAME                   AGE   POSITION
-------------------    ---   -------------------------------------------------
Albert Aimers          43    Chairman of the Board and Chief Executive Officer
Javan Khazali          42    Chief Operating Officer, Chief Financial Officer
                             and Director
Tyson Le               26    Secretary
Dato'Sri Ram Sarma     52    Director
A. Chandrakumanan      42    Director
Nick Iyer              27    Director
Tom Hemingway          47    Director

ALBERT AIMERS was elected Chairman of the Board and Chief Executive Officer subsequent to the close of the Acquisition in January 2006. Mr. Aimers brings to "WSD" his business leadership, product development and creative talents. Mr. Aimers has been in the financial industry for 15 years specializing in such areas as Merchant and Investment Banking, Mergers and Acquisitions, Investor Awareness and Investor Relations and Financial and Media Relations and Strategic Investor. Mr. Aimers was an early primary Merchant Banker Investor in Sonus Healthcare (AMEX), and a strategic investor for National Challenge Systems ($80 Million market cap). Mr. Aimers was a former board member of Envoy Communications (ECGI-NASDAQ)-Advertising. Mr. Aimers was a founder of now defunct streaming media company iLive Inc. (former trading symbol LIVE). Mr. Aimers is the founder of Wallst.net and Wallstreet Direct Inc.

JAVAN KHAZALI became the Chief Operating Officer in January 2006 and had been the Chief Executive Officer and has been Chief Financial Officer and a director of the Company since November 2004. Mr. Khazali has over eighteen years of experience at senior executive level in both private and public sectors with main focus on services, telecommunications and financial media industry segments. He has broad based experience in the areas of corporate restructuring & reorganization, business development, operations, and management consulting. Mr. Khazali joined Cypost Corporation ("Cypost") as Vice President (Administration) in 2001 and was promoted to become CEO of the Company from 2002 to 2003. In 2003, the directors of Cypost filed a Chapter 7 Bankruptcy. During the bankruptcy proceedings Mr. Khazali assisted the Company in financial distress negotiations, bankruptcy litigations and helped resolve disputes between Cypost and debt holders, lenders, bank groups and equity holders. >From 1985 to 2000, Mr. Khazali held numerous senior level positions in the food service sector including as a managing partner of two successful restaurants located in Western Canada. He also served as the director of operations of privately held restaurant chain located in various cities of United States and Western Canada having over 300 employees.

TYSON LE became Secretary of FMG, subsequent to the Acquisition, in January 2006. He has a background in tax accounting, statistical reporting, and financial management. In 2004, Mr. Le worked for United Parcel Service and designed back end documentation to aid in supply chain management for the company. Mr. Le has experience in inventory control, bank and statement reconciliation, pay roll and federal income taxes. Mr. Le received his education at Orange Coast College.

DATO'SRI RAM SARMA is an active board member of several public companies including a renowned infrastructure company listed on the Kuala Lumpur Stock Exchange. He brings a strong network in international financial arena, especially in South East Asia. Presently he is the Group Chairman and CEO of the SRS Group, which comprises of several diversified companies in several business segments like Trading, Construction, Manufacturing, Information, Technology and Management Consulting. SRS Group is a major Asian company located in Kuala Lumpur, Malaysia. Mr. Sarma has been serving as a Director of the Company since July 1999.

A. CHANDRAKUMANAN was involved in negotiation and handling of the logistics for the Malaysian Games (Sukma'98) and coordinated the supply of equipment for track and field, boxing, basketball, and gymnastics. He has been the principal owner of KRES Private Limited (Singapore), a stadium equipment supply company, for the past ten years. His extensive expertise is in team attire and sports equipment. Mr. Chandrakumanan manages the Company's Asian Office in Kuala Lumpur, Malaysia. Mr. Chandrakumanan has been serving as a Director of the Company since July 1999.

NICK IYER became a director of WSD in January 2005 and a director of FMG subsequent to the Acquisition in January 2006. Mr. Iyer has extensive experience as an editor and newspaper reporter. Prior to joining WSD in 2003, Mr. Iyer worked first as an editorial assistant, and later as a reporter at Newsday in Long Island, New York. He has published more than 150 articles and was selected by Newsday's senior editors to work on a combined Tribune Co. effort, titled "The Lost", which profiled the victims of the September 11, 2001 terrorist attacks. At the time, Iyer was 23, and the youngest reporter assigned to the project. Mr. Iyer's work has been published in well-recognized and established print media such as Newsday, The Los Angeles Times, The Chicago Tribune, Encyclopedia.com, and by the National Institute of Literacy. Mr. Iyer has been instrumental in writing many editorials and profiles on numerous publicly traded and privately held companies. He holds a Bachelor's Degree in English Literature from the State University of New York at Stony Brook.

TOM HEMINGWAY became a director in November 2004 and brings nearly two decades of management experience in the areas of artificial intelligence, home automation and network systems. Mr. Hemingway is currently Chairman and CEO of Mergence Corporation (OTCBB: MRGN). He was a co-founder of eSynch (NASD: ESYN) and served as its CEO from 1998 until 2003. From 1995 to 1998, he was president of Intermach Corporation. Mr. Hemingway is a member of the Presidents Council of Economic Review. Mr. Hemingway completed his studies at State University New York, in Albany, New York and attended San Francisco State University for additional courses.

BOARD COMMITTEES

The Board currently has two committees, the Audit Committee and Compensation and Stock Option Committee established in January of 2005 to comply with the Sarbanes Oxley Act. The chairman of the Audit Committee is Tom Hemingway.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning ownership of the Company's Common Stock as of January 10, 2006 - (a) each director of the Company, (b) each person known to the Company to be a beneficial owner of more than five percent (5%) of its Common Stock, and (c) all executive officers and directors of the Company as a group.

                                                   No. of shares
  Name                                             Beneficially       Percent of
                                                   Owned              Class
  ------------------------------------------------------------------------------
  Albert Aimers, Chairman, CEO                   15,072,250(1)      61.7%
  Javan Khazali, COO, CFO and Director            1,325,000(2)       5.4%
  Tyson Le, Secretary                                     0            0
  Dato'Sri Ram Sarma, Director                       42,799(3)         *
  A. Chandrakumanan, Director                        42,799(4)         *
  Tom Hemingway, Director                                 0            0
  Nick Iyer, Director                               863,400          3.5%
  Smart Energy Group, Inc.                        3,000,000         12.3%
  Officers and Directors as
  a Group (7 individuals)                        17,346,248           71%

  *  Less than 1%

(1) Of these shares, 14,638,750 are owned by AMC Capital Group, Inc., a corporation of which Mr. Aimers is an officer, director and shareholder and 433,500 shares are owned by Forest, Glenneyre Associates, Inc., a corporation of which Mr. Aimers is an officer, director and a shareholder.

(2) Subsequent to the Acquisition, AMC Capital Group, Inc. ("AMC"), transferred 1,300,000 shares to Mr. Khazali. AMC's intent was to provide a greater incentive for the Chief Operating Officer of the Company without diluting current shareholders.

(3) Includes 39,699 shares owned by Kres Private Ltd., a Company of which Mr. Sarma owns 50% interest. (4) Includes 39,699 shares owned by Kres Private Ltd., a Company of which Mr. Chandrakumanan owns 50% interest.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

On December 22, 2005, the Company closed a private placement of its Units at a purchase price, after accounting for the Acquisition, of $.58 per Unit under Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, to "accredited investors" as such term is defined under such Regulation D ("Private Offering"). Each Unit consists of one share of common stock, one Class A warrant exercisable at $1.16 per share and one Class B warrant exercisable at $1.74 per share. The actual number of Units sold was 2,730,502, which represented gross proceeds of $1,581,250.

All of the investors above are sophisticated individuals who had the opportunity to review all of the Registrant's SEC filings and to discuss with the officers and directors of the Registrant the business and financial activities of the Registrant. All the investors acquired their shares for investment and not with a view toward distribution. All Certificates have been affixed with an appropriate legend restricting sales and transfers. Therefore, based on the foregoing, the Registrant issued the shares in reliance upon the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D, there under.

In addition, pursuant to the terms of the Agreement, (i) each share of common stock, par value $.001, of WSD outstanding immediately prior to the effective time of the Acquisition was, exchanged for approximately .4317 shares of FMG common stock, par value $.001 per share, so that at the effective time of the Acquisition, FMG became the holder of all of the issued and outstanding shares of WSD. In addition, Class A warrants to purchase 2,730,502 shares of FMG common stock and Class B warrants to purchase 2,730,502 shares of FMG common stock at exercise prices of $1.16 per share and $1.74 per share, respectively were issued to the WSD warrantholders in accordance with the Agreement. The issuance of such shares and warrant was made in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) and/or Regulation D thereof.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of businesses acquired.

      Audited Financial Statements of WallStreet Direct, Inc.

      Report of Independent Registered Public Accounting Firm
      Balance Sheet at December 31, 2004
      Statements of Operations for the years ended December 31, 2003 and 2004 Statement of Changes in Shareholders' Equity/Deficit for the years ended December 31, 2003 and 2004.
       Statements of Cash Flows for the years ended December 31, 2003 and 2004. Notes to Financial Statements

      Unaudited Financial Statements of WallStreet Direct, Inc.

      Condensed Balance Sheet at September 30, 2005 (unaudited)
      Condensed Statements of Operations for the Nine Months Ended September September 30, 2005 and 2004 (unaudited)
      Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2005 and 2004 (unaudited)
      Notes to Condensed Financial Statements (unaudited)

(b)   Pro Forma Financial Information.

      The pro forma financial information required by Article 11 of Regulation S-X has not been presented because the Registrant had no operations at the time of the reverse-merger acquisition.

(d)   Exhibits.

            NO.1        TITLE
            ----        --------------------------------------------------------
            2.1         Agreement and Plan of Reorganization between the Company
                        and Wallstreet Direct, Inc. dated September 19, 2005.(1)

            2.2 Amendment to the Agreement and Plan of Reorganization between the Company and Wallstreet Direct, Inc. dated September 21, 2005. (1)

            2.3         Second   Amendment   to  the   Agreement   and  Plan  of
                        Reorganization   between  the  Company  and   Wallstreet
                        Direct, Inc. dated December 19, 2005.

            2.4         Third   Amendment   to  the   Agreement   and   Plan  of
                        Reorganization   between  the  Company  and   WallStreet
                        Direct, Inc. dated December 22, 2005.

            99.3        Press Release dated January 11, 2006.

----------
(1)   Previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     FINANCIAL MEDIA GROUP, INC.


Date: January 11, 2006                               /s/ ALBERT AIMERS
                                                     ---------------------------
                                                     Albert Aimers,
                                                     Chief Executive Officer

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of:
Wallstreet Direct, Inc. and Subsidiary

We have  audited  the  accompanying  consolidated  balance  sheet of  Wallstreet
Direct, Inc. and subsidiary as of December 31, 2004, and the related consolidated statements of operations and comprehensive loss, changes in stockholders' equity (deficit) and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Wallstreet Direct, Inc. and subsidiary as of December 31, 2004 and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the notes to the consolidated financial statements, the Company's significant operating losses and insufficient capital raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in the notes to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Kabani & Company, Inc.
CERTIFIED PUBLIC ACCOUNTANTS

Los Angeles, California
January 3, 2006

                            DIGITAL WALLSTREET, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2004

                                     ASSETS

CURRENT ASSETS:
     Cash & cash equivalents                                          $  13,021
     Marketable securities                                              132,195
     Other current assets                                                 5,220
     Note receivable                                                    103,825
                                                                      ---------
          Total assets                                                $ 254,261
                                                                      =========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
     Accounts payable                                                 $  56,188
     Due to customers                                                    12,750
     Deferred revenue                                                    48,894
     Other liability                                                      9,875
     Accrued expenses                                                   305,786
                                                                      ---------
          Total current liabilities                                     433,493

Commitments and contingencies

STOCKHOLDERS' DEFICIT
     Common stock                                                        10,000
     Unrealized loss on marketable securities                           (62,494)
     Accumulated deficit                                               (126,738)
                                                                      ---------
          Total stockholders' deficit                                  (179,232)
                                                                      ---------
          Total liabilities and stockholders' deficit                 $ 254,261
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                            DIGITAL WALLSTREET, INC.
                             STATEMENT OF OPERATIONS
                               FOR THE YEARS ENDED

                                                               DECEMBER, 31
                                                         ----------------------
                                                            2004         2003
                                                         ---------    ---------
Net revenues                                             $ 915,160    $ 252,659
                                                         ---------    ---------
Operating expenses
         Marketing and promotional                         142,686       57,586
         General and administrative                        746,875      311,011
                                                         ---------    ---------
                  Total operating expenses                 889,562      368,597
                                                         ---------    ---------
Income (Loss) from operations                               25,598     (115,938)

Non-Operating Income (Expense):
        Interest expense                                    (7,000)      (3,500)
        Interest income                                      5,290           10
        Gain (Loss) on sale of marketable securities       (20,455)         287
                                                         ---------    ---------
                  Total non-operating income (expense)     (22,165)      (3,203)
                                                         ---------    ---------
Income (Loss) before provision for income taxes              3,433     (119,142)

  Provision for income tax                                     800          800
                                                         ---------    ---------
Net Income (Loss)                                            2,633     (119,942)

Other comprehensive gain (loss):
        Reclassification adjustment                            796           --
        Unrealized gain (loss) on marketable securities    (61,698)        (796)
                                                         ---------    ---------
Comprehensive loss                                       $ (58,270)   $(120,737)
                                                         =========    =========
Basic and diluted net income (loss) per share                 0.04        (1.60)
                                                         =========    =========
Weighted average shares of share capital outstanding
  - basic and diluted                                       75,000       75,000
                                                         =========    =========


   The accompanying notes are an integral part of these financial statements.

                                            DIGITAL WALLSTREET, INC.
                             STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)
                                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2004


                                              COMMON STOCK
                                          --------------------                                      TOTAL
                                          NUMBER OF              COMPREHENSIVE  ACCUMULATED      STOCKHOLDERS'
                                           SHARES      AMOUNT     GAIN (LOSS)     DEFICIT      EQUITY (DEFICIT)
                                          ---------   --------   -------------  ------------   ---------------

Balance at December 31, 2002                 75,000   $ 10,000   $          --  $     (9,429)  $            571

Comprehensive loss                               --         --            (796)           --               (796)

Net Loss                                         --         --              --      (119,942)          (119,942)

                                          ---------   --------   -------------  ------------   ----------------
Balance at December 31, 2003                 75,000     10,000            (796)     (129,371)          (120,167)

Unrealized loss on marketable securities         --         --         (61,698)           --            (61,698)

Net income                                       --         --              --         2,633              2,633
                                          ---------   --------   -------------  ------------   ----------------
Balance at December 31, 2004                 75,000   $ 10,000   $     (62,494) $   (126,738)  $       (179,232)
                                          =========   ========   =============  ============   ================


                  The accompanying notes are an integral part of these financial statements.

                            DIGITAL WALLSTREET, INC.
                            STATEMENTS OF CASH FLOWS
                               FOR THE YEARS ENDED

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                 2004         2003
                                                              ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income (loss)                                        $   2,633    $(119,942)
     Adjustments to reconcile net income (loss) to net cash
        used in operating activities:
          Expenses paid with marketable securities               11,819           --
          Revenues in exchange of marketable securities        (521,196)    (136,838)
          (Gain) loss on sale of marketable securities           20,455         (287)
          (Increase) decrease in current assets:
                Receivables                                       7,000       (7,000)
                Receivable from shareholder                          --          450
                Other current assets                             (5,220)          --
          (Decrease) increase in current liabilities:
                Accounts payable and accrued expense            226,569      135,405
                Deferred Revenue                                  7,143           --
                                                              ---------    ---------
                  Net cash used in operating activities        (250,797)    (128,212)
                                                              ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
          Cash paid for a note receivable                      (103,825)          --
          Cash paid to purchase marketable securities          (175,933)     (66,699)
          Cash received from sale of marketable securities      537,096      201,270
                                                              ---------    ---------
                  Net cash provided by investing activities     257,338      134,571
                                                              ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
          Payment of a loan to the shareholder                  (17,766)          --
          Cash received from the shareholder                         --       17,766
                                                              ---------    ---------
                  Net cash provided (used)
                   by financing activities                      (17,766)      17,766
                                                              ---------    ---------
NET DECREASE IN CASH & CASH EQUIVALENTS                         (11,225)      24,125

CASH & CASH EQUIVALENTS, BEGINNING BALANCE                       24,246          121
                                                              ---------    ---------
CASH & CASH EQUIVALENTS, ENDING BALANCE                       $  13,021    $  24,246
                                                              =========    =========


     The accompanying notes are an integral part of these financial statements.

                            DIGITAL WALLSTREET, INC.
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
                           DECEMBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

1.    ORGANIZATION AND NATURE OF OPERATIONS

      Digital WallStreet, Inc. ("Company") was incorporated in Nevada on June 12, 2002 and commenced its operations during the first quarter of 2003. The Company is a full service financial media company focused on applications that empower the retail investment and financial communities to collaborate directly with publicly traded companies. The Company provides Internet based media and advertising services through its financial website and the Company's business newspaper "wallst.net Digest". The Company provides a full array of customized investor awareness programs such as audio and video of senior management interviews; press releases; newsletters and editorials; small cap conferences and seminars; E-mail mailings and forums.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Use of estimates

      In preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could materially differ from those estimates.

      Revenue recognition

      The Company generates its revenue from advertising products related to marketing public companies and professional investment concerns through its financial media website.

      Advertising products consist of Web-banner advertising, e-mail-based advertising and print advertising. Web-banner advertising consists of continuous or rotating advertisements on the Company's online platforms. Delivery of these profiles is based on the number of impressions of an advertisement that a customer purchases. An impression is a single instance of an Internet user viewing the page that contains a customer's name and/or logo. Revenue is recognized on such advertising programs based on the proportionate units of advertising delivered over the period of a media campaign.

      E-mail services are mailings to the list of subscribers to our financial media website, with delivery consisting solely of transmitting the mailing to the e-mail targets. E-mail services may be bought on a per-transmission basis, for which revenue is recorded when the transmission occurs, or on a fixed-fee monthly basis in which the client receives access to a fixed number of transmissions per month. The Company records the revenue on the fixed fee monthly e-mail services on a pro-rata basis over the term of the agreement.

      The Company also generates advertising revenue from its print publication. The Company has determined fixed costs depending on size, and placement in the Company's print publication.

                            DIGITAL WALLSTREET, INC.
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
                           DECEMBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

      All sources of revenue are recognized pursuant to Staff Accounting Bulletin (SAB) 104 Revenue Recognition, when persuasive evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectibility is reasonable assured.

      Payments received in advance of services provided are recorded as deferred revenue.

      Cost of revenues

      Cost of revenue is recorded if the cost related directly to the services the Company sells or to its revenue-generating flagship web-site. Cost of revenues consists of Internet bandwidth, direct advertising purchases and direct labor. Direct advertising purchases relate to Internet advertising purchases for the purpose of promoting a client or client's feature on the website. Direct labor is the hourly labor cost of certain programmers and designers who implement or create design advertising for clients, and produce e-mail mailings for clients. Direct labor costs are fully recognized as cost of revenues in the period in which the associated revenue is recognized. All other costs of revenue are recognized in the period incurred.

      Fair Value of Financial Instruments

      Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying amounts of the Company's accounts and other receivables, accounts payable, accrued liabilities and notes payable approximates fair value.

      Cash and cash equivalents

      Cash and cash equivalents consist of cash and short-term deposits with original maturities of ninety days or less and are recorded at mark to market.

      Marketable Securities

      The Company's investments in securities are classified as available-for-sale and, as such, are carried at fair value based on quoted market prices. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes.

      Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported as a separate component of stockholder's equity. Both realized and unrealized gains and losses for securities classified as available-for-sale are included in the statement of operations.

      Property and equipment

      Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful life of the assets from three to seven years. Expenditures for maintenance and repairs are charged to expense as incurred.

                            DIGITAL WALLSTREET, INC.
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
                           DECEMBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

      Income Taxes

      The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ('Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

      Basic and diluted net loss per share

      Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

      Concentrations of Risk

      Financial instruments which potentially subject the Company to concentrations of credit risk are cash and marketable securities. The Company places its cash with financial institutions deemed by management to be of high credit quality. The amount on deposit in any one institution that exceeds federally insured limits is subject to credit risk. All of the Company's investment in marketable securities are considered "available-for-sale" and are carried at their fair value, with unrealized gains and losses that are temporary in nature recorded in accumulated other comprehensive income (loss) in the accompanying balance sheets. The fair values of the Company's investments in marketable securities are determined based on market quotations.

      Reporting Segments

      Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No. 131), which superceded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements. The Company has determined it has only one segment.

      Stock-based Compensation

      In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation

                            DIGITAL WALLSTREET, INC.
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
                           DECEMBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

      rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The company uses the intrinsic value method prescribed by APB25 and has opted for the disclosure provisions of SFAS No.123.

      In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The adoption of SFAS No. 148 did not have a material affect on the net loss of the Company.

      Issuance of shares for services

      The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

      Comprehensive Income

      Statement of financial accounting standards No. 130, Reporting comprehensive income (SFAS No. 130), establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity, except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statements that are displayed with the same prominence as other financial statements.

      New Accounting Pronouncements

      In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company is in process of evaluating the impact of this pronouncement on its financial position.

      In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges

                            DIGITAL WALLSTREET, INC.
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
                           DECEMBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

      of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.

      In May 2005, the FASB issued SFAS No. 154, entitled Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3. This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. Opinion 20 previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement defines retrospective application as the application of a different accounting principle to prior accounting periods as if that principle had always been used or as the adjustment of previously issued financial statements to reflect a change in the reporting  entity.  This  Statement  also  redefines  restatement  as  the revising of previously issued financial statements to reflect the correction of an error. The adoption of SFAS 154 did not impact the consolidated financial statements.

      In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

3.    MARKETABLE SECURITIES

      The Company receives securities of client companies as payment in full for services rendered. The numbers of shares the Company will receive is based on contracts with the customer and are valued based on the bid price at the time of signing the agreement. The Company classifies the marketable securities as available-for-sale and as such, is carried at fair value. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes.

      Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of stockholder's equity. Realized gains and losses for securities classified as available-for-sale are reported in earnings based upon the adjusted cost of the specific securities sold.

                            DIGITAL WALLSTREET, INC.
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
                           DECEMBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

      Marketable securities classified as available-for-sale consisted of the following as of December 31, 2003 and 2004:


MARKETABLE            MARKET VALUE                          MARKET VALUE              ACCUMULATED
SECURITIES        AT DECEMBER 31, 2003      COST       AT DECEMBER 31, 2004     UNREALIZED GAIN (LOSS)
----------        --------------------    ---------    --------------------     ----------------------
Various           $             26,400    $ 194,689    $            132,195     $              (62,494)
----------        --------------------    ---------    --------------------     ----------------------
Total             $             26,400    $ 194,689    $            132,195     $              (62,494)
==========        ====================    =========    ====================     ======================

4.    NOTES RECEIVABLE - RELATED PARTY

      During 2004, the Company loaned $103,825 to a company payable upon demand with interest at the rate of 12% per annum on the outstanding balance. Digital WallStreet, Inc. had collected the note in full in August 2005.

5.    LOAN PAYABLE - SHAREHOLDERS

      During 2004, the Company paid the outstanding balance of Loan payable to shareholders amounting $17,766 in full.

6.    DUE TO CUSTOMERS

      Due to customers represent securities held by the Company which are to be returned to the customers as a result of negotiation with the customers. The amount due to the customers is shown at the fair value of the securities as of December 31, 2004.

7.    DEFERRED REVENUE

      The Company receives marketable securities and cash for services to be provided in future periods. The Company recognizes the revenue on a pro-rata basis over the term of the agreement. For the year ended December 31, 2004, the Company had $48,894 in deferred revenue.

8.    ACCRUED EXPENSES

      At December 31, 2004, accrued expenses were comprised of $236,375 in accrued officer compensation and $69,411 in accrued interest, payroll and franchise tax.

9.    SUPPLEMENTAL DISCLOSURE OF CASH FLOW

      The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

                            DIGITAL WALLSTREET, INC.
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
                           DECEMBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

      The Company paid $0 for income tax and interest during the year ended December 31, 2004.

10.   COMMITMENTS AND CONTINGENCIES

      Operating Leases

      The Company leases its office facility on a month to month basis. Rent expense under the operating leases for the years ended December 31, 2004 and 2003 was $51,548 and $15,573, respectively.

      Employment Agreement with CEO

      On July 19, 2003 the Company entered into an employment agreement with its Chief Executive Officer to provide salary, bonuses and other fringe benefits. Such expenses are included in Officers Compensation and related expenses in the accompanying statement of operations. Pursuant to the terms of this agreement and for the year ended December 31, 2004 and 2003, the Company expensed $180,000 and $81,370 in salary, and $50,000 as signing bonus in the year ending December 31, 2003.

      Legal Matters

      From time to time, the Company may be involved in various claims, lawsuits, disputes with third parties, actions involving allegations of discrimination or breach of contract actions incidental to the normal operations of the business. Other than as disclosed herein, the Company is not currently involved in any litigation which it believes could have a material adverse effect on its financial position or results of operations.

11.   INCOME TAXES

      Income tax expense (benefit) for the years ended December 31, 2004 and 2003 is summarized as follows:

                                                2004                 2003
                                          ----------------     ----------------
      Current:
       Federal                            $             (0)    $             (0)
       State                                          (800)                (800)
      Deferred taxes
                                          ================     ================
      Income tax expense (benefit)        $            800     $            800
                                          ================     ================

      The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the consolidated statements of operations:

                            DIGITAL WALLSTREET, INC.
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
                           DECEMBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

                                             DECEMBER 31,        DECEMBER 31,
                                                2004                 2003
                                          ----------------     ----------------

      Tax expense (credit) at
       statutory rate-federal                           34%                (34%)
      State tax expense net of federal tax               6%                 (6%)
      Change in valuation allowance                    (40%)                40%
                                          ----------------     ----------------
      Tax expense at actual rate                        --                  --
                                          ================     ================

      The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, 2004 are as follows:

      Deferred tax assets:
        Net operating loss carry forward                       $         50,696
                                                               ----------------
           Total gross deferred tax assets                               50,696
        Less valuation allowance                                        (50,696)
                                                               ----------------
        Net deferred tax assets                                $             --
                                                               ================

      At December 31, 2004, the Company had net operating loss carry forwards of approximately $126,738 for U.S. federal income tax purposes available to offset future taxable income expiring on various dates through 2018. The Company has recorded a 100% valuation allowance on the deferred tax assets due to the uncertainty of its realization.

12.   GOING CONCERN

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. Through December 31 2004, the Company had incurred cumulative losses of $126,738. In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

      Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended December 31, 2004, towards (i) obtaining additional equity financing and (ii) evaluation of its distribution and marketing methods.

                            DIGITAL WALLSTREET, INC.
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
                           DECEMBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

13.   SUBSEQUENT EVENTS

      (a)   Sale of Assets to WallStreet Direct, Inc.

      WallStreet Direct, Inc. was incorporated in the State of Nevada on January 5, 2005 as a financial holding company specializing in a premier provider of financial news, tools and original compelling content for the global investment community. On January 15, 2005, WallStreet Direct, Inc. acquired 100% of the assets and outstanding shares of the Company in exchange for a $3,000,000 promissory note, carrying interest at 6% per annum, note is due and payable on January 31, 2010. WallStreet Direct, Inc. at the time of acquisition was 86% owned by Digital Wallstreet, Inc. shareholder and the transaction was considered as a distribution to the shareholder.

      (b)   Equity offering

      On May 2, 2005, the Company commenced a private equity offering to accredited investors. As of September 30, 2005 the Company sold 2,450,000 units at $0.25 per unit, for an aggregate of $612,500 in net proceeds. Each unit is priced at $0.25 and consists of one (1) share of restricted common stock and one redeemable Class A Warrant and one redeemable Class B Warrant of WallStreet Direct, Inc. Each Class A Warrant entitles the registered holder to purchase, at any time until the first anniversary of the date of the offering memorandum, one share of Common Stock at an exercise price of $0.50, subject to adjustment. Each Class B Warrant entitles the registered holder to purchase, at any time until the second anniversary of the date of the offering memorandum, one share of Common Stock at an exercise price of $0.75, subject to adjustment. The Class A Warrants and the Class B Warrants are redeemable by the Company, at a redemption price of $.05 per Warrant, upon at least 30 days' prior written notice, commencing six months after the date of the offering memorandum, if the average of the closing bid price of the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System (or the average of the last sale price if the Common Stock is then listed on the NASDAQ National Market System or a securities exchange), shall exceed $1.00 per share for the Class A Warrants and $2.00 per share for the Class B Warrants (subject to adjustment) for 20 consecutive business days ending within 3 days of the date on which notice of redemption is given. These securities were issued pursuant to Rule 506 of Regulation D.

      The Company sold from October 1, 2005 through December 22, 2005, 3,875,000 units at $0.25 per unit, for an aggregate of $968,750 in net proceeds. Each unit is priced at $0.25 and consists of one (1) shares of restricted common stock and one redeemable Class A Warrant and one redeemable Class B Warrant of WallStreet Direct, Inc. These securities were issued pursuant to Rule 506 of Regulation D.

                            DIGITAL WALLSTREET, INC.
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
                           DECEMBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

      (c)   Merger

      On September 19, 2005, the Company signed an agreement to merge with a public shell for exchange of 100% of the issued and outstanding shares of the company for 20,000,000 shares of the public shell. Upon the consummation of the exchange transaction, the Company's shareholders will own approximately 82% of the shares of the combined company. This type of exchange will be accounted for as a recapitalization of the Company rather than as a business combination. The historical financial statements after the merger will be those of the Company. No pro-forma financial information is presented as the public shell has not generated any revenue and the amount involved is insignificant. The exchange transaction has not been consummated at the balance sheet date.

                             WALLSTREET DIRECT, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2005
                                   (Unaudited)

                              ASSETS

CURRENT ASSETS:
     Cash & cash equivalents                            $   226,170
     Marketable securities                                4,353,271
     Other current assets                                     5,125
                                                        -----------
          Total current assets                            4,584,565

     Property and equipement, net                            41,628

Other assets:
     Deposit                                                  9,578
                                                        -----------
                                                        $ 4,635,771
                                                        ===========

               LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
     Accounts payable                                       493,686
     Deferred revenue                                     3,200,223
     Accrued expenses                                       501,264
                                                        -----------
          Total current liabilities                       4,195,173

     Long-Term note payable                               3,000,000

Commitments and contingencies                                    --

STOCKHOLDERS' DEFICIT
     Common stock                                            42,450
     Additional paid in capital                             570,150
     Unrealized gain on marketable securities               754,842
     Accumulated deficit                                 (3,926,845)
                                                        -----------
          Total stockholders' deficit                    (2,559,403)
                                                        -----------
          Total liabilities and stockholders' deficit   $ 4,635,771
                                                        ===========


   The accompanying notes are an integral part of these financial statements.

                                WALLSTREET DIRECT, INC.
                    STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
                                NINE MONTH PERIODS ENDED
                                      (Unaudited)

                                                                   SEPTEMBER 30,
                                                           ----------------------------
                                                                2005            2004
                                                           ------------    ------------
 Net revenues                                              $  1,786,129    $    509,997
                                                           ------------    ------------
 Operating expenses
          Marketing and promotional                        $     68,784    $     86,398
          Depreciation                                            3,962
         Impairment of marketable securities                    827,140
          General and administrative                          1,708,989         461,691
                                                           ------------    ------------
                   Total operating expenses                   2,608,876         548,089
                                                           ------------    ------------
 Income (Loss) from operations                                 (822,746)        (38,092)

 Non-Operating Income (Expense):
         Interest expense                                        (4,979)             --
         Interest income                                         12,202              11
         Gain (Loss) on sale of marketable securities           144,930         (17,526)
                                                           ------------    ------------
                   Total non-operating income (expense)         152,153         (17,515)
                                                           ------------    ------------
 Income (Loss) before provision for income taxes               (670,593)        (55,607)

   Provision for income tax                                       3,708             800
                                                           ------------    ------------
 Net Income (Loss)                                             (674,301)        (56,407)

 Other comprehensive gain (loss):
         Reclassification adjustment                             62,494             796
         Unrealized gain (loss) on marketable securities        817,336         (39,420)
                                                           ------------    ------------
 Comprehensive loss                                        $    205,530    $    (95,031)
                                                           ============    ============
Basic and diluted net income (loss) per share                     (0.02)          (0.75)
                                                           ============    ============
 Weighted average shares of share capital outstanding
   - basic and diluted                                       39,096,703          75,000
                                                           ============    ============


       The accompanying notes are an integral part of these financial statements.


                                 WALLSTREET DIRECT, INC.
                                STATEMENTS OF CASH FLOWS
                                NINE MONTH PERIODS ENDED
                                       (Unaudited)
                                                                     SEPTEMBER 30,
                                                              --------------------------
                                                                  2005          2004
                                                              -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                 $  (674,301)   $   (56,407)
     Adjustments to reconcile net loss to net cash
        used in operating activities:
          Depreciation and amortization                             3,962             --
          Expenses paid with marketable securities                     --         11,819
          Revenues in exchange of marketable securities        (1,423,353)      (316,340)
          Impairment of marketable securities                     827,140             --
          (Gain) loss on sale of marketable securities           (144,930)        17,526
          (Increase) decrease in current assets:
                Receivables                                            --          7,000
                Other current assets                               (9,483)        (4,939)
          (Decrease) increase in current liabilities:
                Accounts payable and accrued expense              497,170        165,071
                Deferred Revenue                                   (7,143)         2,510
                                                              -----------    -----------
                  Net cash used in operating activities          (930,938)      (173,760)
                                                              -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
          Cash paid to purchase fixed assets                      (45,590)            --
          Cash received from a note receivable                    103,825             --
          Cash paid for a note receivable                              --        (48,550)
          Cash paid to purchase marketable securities            (125,052)      (167,370)
          Cash received from sale of marketable securities        598,304        388,600
                                                              -----------    -----------
                  Net cash provided by investing activities       531,487        172,680
                                                              -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
          Cash received from stock issuances                      612,600             --
          Payment of loan to shareholder                               --        (17,766)
                                                              -----------    -----------
                  Net cash provided (used)
                   by financing activities                        612,600        (17,766)
                                                              -----------    -----------
NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS                213,149        (18,846)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE                         13,021         24,246
                                                              -----------    -----------
CASH & CASH EQUIVALENTS, ENDING BALANCE                       $   226,170    $     5,400
                                                              ===========    ===========


       The accompanying notes are an integral part of these financial statements.

                     WALLSTREET DIRECT, INC. AND SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2005
                                   (Unaudited)
--------------------------------------------------------------------------------

1.    ORGANIZATION AND NATURE OF OPERATIONS

      Digital WallStreet, Inc. was incorporated in Nevada on June 12, 2002 and commenced its operations during the first quarter of 2003. The company is a full service financial media company focused on applications that empower the retail investment and financial communities to collaborate directly with publicly traded companies. The company provides internet based media and advertising services through its financial website and the company's business newspaper wallst.net Digest.

      WallStreet Direct, Inc. (the "Company") was incorporated in the State of Nevada on January 5, 2005 as a financial media company specializing in a premier provider of financial news, tools and original compelling content for the global investment community. On January 15, 2005, the Company acquired 100% of the assets and outstanding shares of Digital WallStreet, Inc. which is 100% owned by the majority shareholder (86%) of the Company in exchange for a $3,000,000 promissory note, carrying interest at 6% per annum, note is due and payable on January 31, 2010. As this merger is between entities under the common control, the issuance of the $3,000,000 note to the majority shareholder has been recorded as a distribution to the majority shareholder. The merger has been accounted for on historical cost basis.

      This type of share exchange has been treated as a capital transaction accompanied by recapitalization of Digital WallStreet in substance, rather than a business combination, and is deemed a "reverse acquisition" for accounting purposes since the former owners of Digital WallStreet controlled the majority of the total common shares outstanding immediately following the acquisition. Recapitalization accounting resulted in consolidated financial statements being issued under the name of WallStreet Direct, Inc., but were considered a continuation of Digital WallStreet. No pro forma financial statements are being presented as WallStreet Direct has no assets other than the assets and shares acquired of the related third party as discussed above.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The unaudited consolidated financial statements have been prepared by WallStreet Direct, Inc. pursuant to the rules and regulations of the
      Securities and Exchange Commission. The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. These consolidated financial statements should be read in conjunction with the audited consolidated financial statements and footnotes for the year ended December 31, 2004. The results of the nine months ended September 30, 2005 are not necessarily indicative of the results to be expected for the full year ending December 31, 2005.

                     WALLSTREET DIRECT, INC. AND SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2005
                                   (Unaudited)
--------------------------------------------------------------------------------

      Revenue recognition

      The Company generates its revenue from advertising products related to marketing public companies and professional investment concerns through its financial media website.

      Advertising products consist of Web-banner advertising, e-mail-based advertising and print advertising Web-banner advertising consists of continuous or rotating advertisements on the Company's online platforms. Delivery of these profiles is based on the number of impressions of an advertisement that a customer purchases. An impression is a single instance of an Internet user viewing the page that contains a customer's name and/or logo. Revenue is recognized on such advertising programs based on the proportionate units of advertising delivered over the period of a media campaign.

      E-mail services are mailings to the list of subscribers to our financial media website, with delivery consisting solely of transmitting the mailing to the e-mail targets. E-mail services may be bought on a per-transmission basis, for which revenue is recorded when the transmission occurs, or on a fixed-fee monthly basis in which the client receives access to a fixed number of transmissions per month. The Company records the revenue on the fixed fee monthly e-mail services on a pro-rata basis over the term of the agreement.

      The Company also generates advertising revenue from its print publication. The Company has determined fixed costs depending on size, and placement in the Company's print publication

      All sources of revenue are recorded pursuant to Staff Accounting  Bulletin
      (SAB) 104 Revenue  Recognition,  when  persuasive  evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectibility is reasonable assured.

      Payments received in advance of services provided are recorded as deferred revenue.

      Cost of revenues

      Costs of revenue are recorded if the cost related directly to the services the Company sells or to its revenue-generating flagship web-site. Cost of revenues consists of Internet bandwidth, direct advertising purchases and direct labor. Direct advertising purchases relate to Internet advertising purchases for the purpose of promoting a client or client's feature on the website. Direct labor is the hourly labor cost of certain programmers and designers who implement or create design advertising for clients, and produce e-mail mailings for clients. Direct labor costs are fully recognized as cost of revenues in the period in which the associated revenue is recognized. All other costs of revenue are recognized in the period incurred.

                     WALLSTREET DIRECT, INC. AND SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2005
                                   (Unaudited)
--------------------------------------------------------------------------------

      Marketable Securities

      The Company's investments in securities are classified as available-for-sale and, as such, are carried at fair value based on quoted market prices. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes.

      Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported as a separate component of stockholder's equity. Both realized and unrealized gains and losses for securities classified as available-for-sale are included in the statement of operations.

      Basic and diluted net loss per share

      Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

      Concentrations of Risk

      Financial instruments which potentially subject the Company to concentrations of credit risk are cash and marketable securities. The Company places its cash with financial institutions deemed by management to be of high credit quality. The amount on deposit in any one institution that exceeds federally insured limits is subject to credit risk. All of the Company's investment in marketable securities are considered "available-for-sale" and are carried at their fair value, with unrealized gains and losses (net of income taxes) that are temporary in nature recorded in accumulated other comprehensive income (loss) in the accompanying balance sheets. The fair values of the Company's investments in marketable sureties are determined based on market quotations.

      Reporting Segments

      Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No. 131), which superceded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements. The Company has determined it has only one segment.

                     WALLSTREET DIRECT, INC. AND SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2005
                                   (Unaudited)
--------------------------------------------------------------------------------

      Stock-based Compensation

      In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The company uses the intrinsic value method prescribed by APB25 and has opted for the disclosure provisions of SFAS No.123.

      In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The adoption of SFAS No. 148 did not have a material affect on the net loss of the Company.

      Issuance of shares for services

      The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

      Comprehensive Income

      Statement of financial accounting standards No. 130, Reporting comprehensive income (SFAS No. 130), establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity, except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statements that are displayed with the same prominence as other financial statements.

      New Accounting Pronouncements

      In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company is in process of evaluating the impact of this pronouncement on its financial position.

                     WALLSTREET DIRECT, INC. AND SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2005
                                   (Unaudited)
--------------------------------------------------------------------------------

      In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.

      In May 2005, the FASB issued SFAS No. 154, entitled Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3. This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. Opinion 20 previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement defines retrospective application as the application of a different accounting principle to prior accounting periods as if that principle had always been used or as the adjustment of previously issued financial statements to reflect a change in the reporting  entity.  This  Statement  also  redefines  restatement  as  the revising of previously issued financial statements to reflect the correction of an error. The adoption of SFAS 154 did not impact the consolidated financial statements.

      In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

3.    MARKETABLE SECURITIES

      The Company receives securities of client companies as payment in full for services rendered. The numbers of shares the Company receives is based on contracts and the value is determined based on the bid price at the time of signing the agreement. The Company classifies the marketable securities as available-for-sale and as such, is carried at fair value. At September 30, 2005, the fair value of the marketable securities held is calculated on the bid price as of September 30, 2005. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes. The Company does not currently have any held-to-maturity or trading securities.

                     WALLSTREET DIRECT, INC. AND SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2005
                                   (Unaudited)
--------------------------------------------------------------------------------

      Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of stockholder's equity. Realized gains and losses for securities classified as available-for-sale are reported in earnings based upon the adjusted cost of the specific securities sold.

      Marketable securities classified as available-for-sale consisted of the following as of September 30, 2004 and 2005:


MARKETABLE            MARKET VALUE                          MARKET VALUE              ACCUMULATED
SECURITIES        AT SEPTEMBER 30, 2004     COST       AT SEPTEMBER 30, 2005    UNREALIZED GAIN (LOSS)
----------        ---------------------   ----------   ---------------------    ----------------------
Various           $              85,806   $3,598,429   $           4,353,271    $              754,842
                  ---------------------   ----------   ---------------------    ----------------------
Total             $              85,806   $3,598,429   $           4,353,271    $              754,842
                  =====================   ==========   =====================    ======================

      During the period ended September 30, 2005, the Company evaluated its marketable securities holdings by valuing the securities according to the quoted price of the securities on the stock exchange and determined that several of them had an other than temporary decline in value. Accordingly, these securities were written down to the current market value and an impairment loss in the amount of $ 827,140 was recognized.

4.    PROPERTY AND EQUIPMENT

      Property and equipment at September 30, 2005 consisted of the following:


      Office and computer equipment                           $      45,590

       Less accumulated depreciation                                 (3,962)
                                                              -------------
                                                              $      41,628
                                                              =============

      Depreciation expense for the nine months ended September 30, 2005 and 2004 was $3,962 and $0, respectively.

5.    DEPOSITS

      The Company did not have any deposits at September 30, 2004. Deposits at September 30, 2005, consisted of a $9,578 rent deposit on the Company's main office.

6.    DEFERRED REVENUES

      The Company receives marketable securities and cash for services to be provided in future periods and the Company recognizes the revenue on a pro-rata basis over the term of the agreement. For the nine months ended September 30, 2005, the Company had $3,200,223 in deferred revenues.

                     WALLSTREET DIRECT, INC. AND SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2005
                                   (Unaudited)
--------------------------------------------------------------------------------

7.    ACCRUED EXPENSES

      At September 30, 2005, accrued expenses consist of $240,844 in accrued officer's compensation and $260,420 in accrued interest, federal income tax, payroll and franchise tax respectively.

8.    NOTES PAYABLE-RELATED PARTY

      On January 15, 2005, the Company acquired 100% of the assets and outstanding shares of Digital WallStreet, Inc. which is 100% owned by the majority shareholder (86%) of the Company in exchange for a $3,000,000 promissory note, carrying interest at 6% per annum, note is due and payable on January 31, 2010. As this merger is between entities under the common control, the issuance of the $3,000,000 note to the majority shareholder has been recorded as a distribution to the majority shareholder.

      Should the total annual billings made by Digital WallStreet, Inc., for the calendar years ending December 31, 2005, or December 31, 2006 equals or exceeds $2,000,000 the full principal balance of the second $1,500,000 note will be due on or before January 31, 2010. If the annual billing is less than the sum of $2,000,000, the principal balance of the second note shall be reduced by the difference between $2,000,000 and the actual annual billing achieved.

9.    SUPPLEMENTAL DISCLOSURE OF CASH FLOW

      The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

      The Company paid $0 for income tax and interest during the year ended December 31, 2004.

10.   COMMITMENTS AND CONTINGENCIES

      Operating Leases

      The Company leases its corporate offices space from a third party under a two year lease commitment through August 31, 2007. Rental expense under the lease is $9,338 per month. Rent expense under the operating leases for the nine months ended September 30, 2004 and 2005 was $39,010 and $54,890 respectively. The minimum lease payments for the twelve months periods ending September 30,


                  2006                $     112,260
                  2007                      102,905
                                      -------------
                                      $     215,165
                                      =============

                     WALLSTREET DIRECT, INC. AND SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2005
                                   (Unaudited)
--------------------------------------------------------------------------------

      Employment Agreement with CEO

      On July 19, 2003 the Company entered into an employment agreement with its Chief Executive Officer to provide salary, bonuses and other fringe benefits. Such expenses are included in Officers Compensation and related expenses in the accompanying statement of operations. Pursuant to the terms of this agreement and for the nine months ended September 30, 2004 and 2005, the Company recorded $135,000 and $150,000 in salary expenses respectively.

      Legal Matters

      From time to time, the Company may be involved in various claims, lawsuits, and disputes with third parties, actions involving allegations of discrimination or breach of contract actions incidental to the normal operations of the business. Other than as disclosed herein, the Company is not currently involved in any litigation which it believes could have a material adverse effect on its financial position or results of operations.

11.   INCOME TAXES

      Income tax expense (benefit) for the nine months ended September 30, 2005 and 2004 is summarized as follows:

                                           2005            2004
                                      -------------    ------------
      Current:
       Federal                        $      (2,107)   $         (0)
       State                                 (1,600)           (800)
      Deferred taxes
                                      =============    ============

      Income tax expense (benefit)    $       3,707    $        800
                                      =============    ============

      The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Consolidated Statements of Operations:

                                      SEPTEMBER 30,    SEPTEMBER 30,
                                          2005             2004
                                      -------------    ------------

      Tax expense (credit) at
        statutory rate-federal                  (34%)           (34%)
      State tax expense net of
        federal tax                              (6%)            (6%)
      Valuation allowance                        40%             40%
                                      -------------    ------------
      Tax expense at actual rate                 --              --
                                      =============    ============

      The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at September 30, 2005 are as follows:

                     WALLSTREET DIRECT, INC. AND SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2005
                                   (Unaudited)
--------------------------------------------------------------------------------

        Deferred tax assets:
        Net operating loss carry forward           $   320,416
                                                   -----------
           Total gross deferred tax assets             320,416
        Less valuation allowance                      (320,416)
                                                   -----------
        Net deferred tax assets                    $        --
                                                   ===========

      At September 30, 2005, the Company had net operating loss carry forwards of $801,039 for U.S. federal income tax purposes available to offset future taxable income expiring on various dates through 2018. The Company has recorded a 100% valuation allowance for the deferred tax assets due to the uncertainty of its realization.

12.   GOING CONCERN

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. The Company had incurred losses from operations and has accumulated deficit of $3,926,845 at September 30, 2005. In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

      Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended September 30, 2005, towards (i) obtaining additional equity financing and (ii) evaluation of its distribution and marketing methods. Subsequent to September 30, 2005, the Company raised $968,750 in equity. In addition, the Company has plans to merge with a public company in order to raise additional capital.

                     WALLSTREET DIRECT, INC. AND SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMNTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2005
                                   (Unaudited)
--------------------------------------------------------------------------------

13.   EQUITY TRANSACTIONS

      Common Stock

      On May 2, 2005, the Company commenced a private equity offering to accredited investors. As of September 30, 2005 the Company sold 2,450,000 units at $0.25 per unit, for an aggregate of $612,500 in net proceeds. Each unit is priced at $0.25 and consists of one (1) share of restricted common stock and one redeemable Class A Warrant and one redeemable Class B Warrant of Wallstreet Direct, Inc. Each Class A Warrant entitles the registered holder to purchase, at any time until the first anniversary of the date of the offering memorandum, one share of Common Stock at an exercise price of $0.50, subject to adjustment. Each Class B Warrant entitles the registered holder to purchase, at any time until the second anniversary of the date of the offering memorandum, one share of Common Stock at an exercise price of $.75, subject to adjustment. The Class A Warrants and the Class B Warrants are redeemable by the Company, at a redemption price of $0.05 per Warrant, upon at least 30 days' prior written notice, commencing six months after the date of the offering memorandum, if the average of the closing bid price of the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System (or the average of the last sale price if the Common Stock is then listed on the NASDAQ National Market System or a securities exchange), shall exceed $1.00 per share for the Class A Warrants and $2.00 per share for the Class B Warrants (subject to adjustment) for 20 consecutive business days ending within 3 days of the date on which notice of redemption is given. These securities were issued pursuant to Rule 506 of Regulation D.

14.   SUBSEQUENT EVENTS (UNAUDITED)

      On May 2, 2005, the Company commenced a private equity offering, which ended December 22, 2005, to accredited investors. The Company sold from October 1, 2005 through December 22, 2005, 3,875,000 units at $0.25 per unit, for an aggregate of $968,750 in net proceeds. Each unit is priced at $0.25 and consists of one (1) share of restricted common stock and one redeemable Class A Warrant and one redeemable Class B Warrant of Wallstreet Direct, Inc. These securities were issued pursuant to Rule 506 of Regulation D.

      On September 19, 2005, the company signed an agreement to merge with a public shell for exchange of 100% of the issued and outstanding shares of the company for 20,000,000 shares of the public shell. Upon the consummation of the exchange transaction, the company's shareholders will own approximately 82% of the shares of the combined company. This type of exchange will be accounted for as a recapitalization of the company rather than as a business combination. The historical financial statements after the merger will be those of the company. No pro-forma financial information is presented as the public shell has not generated any revenue and the amounts involved are insignificant. The exchange transaction has not been consummated at the balance sheet date.